UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21274
                                                     ---------

               Columbia Management Multi-Strategy Hedge Fund, LLC
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Financial Center
                                Boston, MA 02111
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Michelle Rhee, Esq.
                  c/o Bank of America Investment Advisors, Inc.
                              One Financial Center
                                Boston, MA 02111
        ----------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 617-772-3672
                                                            ------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2009
                                              --------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.







------------------------------------------------------------ Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC

















FINANCIAL STATEMENTS
FOR THE YEAR ENDED MARCH 31, 2009

WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

               Columbia Management Multi-Strategy Hedge Fund, LLC
                              Financial Statements
                            Year Ended March 31, 2009










                                    CONTENTS


Report of Independent Registered Public Accounting Firm......................  1
Statement of Assets, Liabilities and Members' Capital........................  2
Schedule of Investments......................................................  3
Statement of Operations......................................................  7
Statements of Changes in Members' Capital....................................  8
Statement of Cash Flows......................................................  9
Financial Highlights......................................................... 10
Notes to Financial Statements................................................ 11
Fund Governance (unaudited).................................................. 24

[LOGO OMITTED]
PRICEWATERHOUSECOOPERS

--------------------------------------------------------------------------------

                                                   PRICEWATERHOUSECOOPERS LLP
                                                   PricewaterhouseCoopers Center
                                                   300 Madison Avenue
                                                   New York NY 10017
                                                   Telephone (646) 471 3000
                                                   Facsimile (813) 286 6000




            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Members of Columbia Management Multi-Strategy Hedge Fund, LLC:

In our opinion, the accompanying statement of assets, liabilities and members' capital, including the schedule of investments, and the related statements of operations, of changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") at March 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31,2009 by correspondence with the custodian and portfolio funds, provide a reasonable basis for our opinion.

As explained in Note 2 to the financial statements, the financial statements include investments held by the Fund valued at $371,644,567 (82.33% of the Fund's net assets) at March 31, 2009, the values of which have been fair valued by the Adviser, under the general supervision of the Board of Directors, in the absence of readily ascertainable market values.



/s/ PricewaterhouseCoopers LLP

May 28, 2009

                     Columbia Management Multi-Strategy Hedge Fund, LLC
                    Statement of Assets, Liabilities and Members' Capital
                                       March 31, 2009


ASSETS

Investments in Portfolio Funds, at fair value (cost $419,964,285)               $371,644,567
Cash                                                                              70,007,142
Redemptions receivable from investments in Portfolio Funds                        14,518,605
Interest receivable                                                                   20,050
Prepaid insurance                                                                     74,509
Other assets                                                                           4,500
                                                                                ------------

   TOTAL ASSETS                                                                  456,269,373
                                                                                ------------

LIABILITIES AND MEMBERS' CAPITAL

Capital contributions received in advance                                          2,875,000
Capital withdrawals payable                                                        1,417,916
Management fee payable                                                               376,476
Professional fees payable                                                             97,419
Administration fee payable                                                            64,195
Subadviser out-of-pocket expenses payable                                              6,250
Other liabilities                                                                     37,282
                                                                                ------------

   TOTAL LIABILITIES                                                               4,874,538
                                                                                ------------

      NET ASSETS                                                                $451,394,835
                                                                                ============


MEMBERS' CAPITAL
   Net Capital (1)                                                              $499,714,553
   Net accumulated unrealized depreciation on investments in Portfolio Funds     (48,319,718)
                                                                                ------------

      MEMBERS' CAPITAL                                                          $451,394,835
                                                                                ============

(1) Net capital includes net capital contributions, cumulative net investment income/(loss)
and net realized gain/(loss) on investments in Portfolio Funds and Options.






         The accompanying notes are an integral part of these financial statements

                                             2

                                     Columbia Management Multi-Strategy Hedge Fund, LLC
                                                  Schedule of Investments
                                                       March 31, 2009

                                                                                                                    % OF
                                                                                                                  MEMBERS'
INVESTMENTS IN PORTFOLIO FUNDS                                            COST (a)               FAIR VALUE       CAPITAL
------------------------------                                         ------------             ------------     ----------

DISTRESSED
Anchorage Capital Partners, L.P.                                       $ 12,615,000             $ 11,929,546        2.64%
Anchorage Short Credit Fund, L.P.                                         2,768,079                3,802,324        0.84
Blackstone Real Estate Special Situations Fund, L.P.                      1,069,909                  981,776        0.22
Blue Mountain Credit Alternatives Fund, L.P. (b)                         10,195,000                9,872,591        2.19
D.B. Zwirn Special Opportunities Fund, L.P. (c)                           4,300,000                2,299,827        0.51
Greywolf Capital Partners II, L.P. (d)                                    5,953,187                4,394,603        0.97
GSO Liquidity Partners, L.P.                                              3,900,000                1,456,350        0.32
Harbinger Capital Partners Special Situations Fund, L.P. (e)             10,745,000                5,414,250        1.20
Highland Crusader Fund, L.P. (c)                                          3,465,641                2,850,259        0.63
King Street Capital, L.P. (f)                                            13,005,100               15,212,804        3.37
Marathon Distressed Subprime Fund, L.P.                                   8,450,000                6,237,937        1.38
Redwood Domestic Fund, L.P.                                              10,675,000                9,402,513        2.08
Silver Point Capital Fund, L.P.                                          11,200,000                9,900,269        2.19
TCW Special Mortgage Credits Fund II, L.P.                                8,446,402                7,251,015        1.60
                                                                       ------------             ------------     ----------
TOTAL DISTRESSED                                                        106,788,318               91,006,064       20.14
                                                                       ------------             ------------     ----------

EVENT DRIVEN
Elliott Associates, L.P.                                                  2,600,000                5,707,736        1.26
Magnetar Capital, L.P. (g)                                               13,625,000               10,363,077        2.29
Perry Partners, L.P.                                                     12,867,387               11,344,781        2.51
Seneca Capital, L.P. (h)                                                 13,384,682               10,100,067        2.24
                                                                       ------------             ------------     ----------
TOTAL EVENT DRIVEN                                                       42,477,069               37,515,661        8.30
                                                                       ------------             ------------     ----------

LONG AND/OR SHORT EQUITY
Adelphi Europe Partners, L.P.                                             5,682,366                5,208,956        1.15
Alson Signature Fund, L.P. (c)                                           10,219,243                9,312,271        2.06
Black Bear Fund I, L.P.                                                   5,529,883                4,094,552        0.91
Blue Harbour Strategic Value Partners, L.P.                               4,000,000                3,007,411        0.67
Broad Peak Fund, L.P.                                                     1,678,331                1,589,641        0.35
Cavalry Technology, L.P.                                                 11,537,652               11,317,252        2.51
Citadel Wellington, LLC (i)                                              15,700,000                7,926,533        1.76
Conatus Capital Partners, L.P.                                            2,100,000                1,740,938        0.39
Egerton Capital Partners, L.P.                                           10,100,000                8,608,290        1.91
Elm Ridge Capital Partners, L.P.                                         11,805,838               12,514,550        2.77
Empire Capital Partners Enhanced Fund, L.P.                              13,087,024               12,353,035        2.74



                         The accompanying notes are an integral part of these financial statements

                                                             3

                                     Columbia Management Multi-Strategy Hedge Fund, LLC
                                            Schedule of Investments (continued)
                                                       March 31, 2009
                                                                                                                    % OF
                                                                                                                  MEMBERS'
INVESTMENTS IN PORTFOLIO FUNDS (CONTINUED)                                COST (a)               FAIR VALUE       CAPITAL
------------------------------------------                             ------------             ------------     ----------

LONG AND/OR SHORT EQUITY (CONTINUED)
Galante Partners, L.P.                                                 $  9,692,851             $ 11,824,934        2.62%
Greenlight Capital Qualified, L.P.                                          700,000                1,485,206        0.33
Impala Alternative Energy Fund, L.P.                                      1,550,000                  703,180        0.16
Impala Fund, L.P.                                                         8,950,000                5,635,603        1.25
Impala Transportation Fund, L.P.                                          2,475,000                2,215,228        0.49
Kingsford Capital Partners, L.P.                                          5,791,628                7,651,821        1.70
Montrica Global Opportunities Fund, L.P.                                  5,900,000                4,211,969        0.93
Passport II, L.P. (j)                                                    10,100,000                5,052,968        1.12
Scout Capital Partners II LP                                             12,396,209               13,108,608        2.90
Seasons Aggressive Fund, L.P.                                            15,823,626               14,077,696        3.12
Spring Point Contra Partners, L.P.                                        4,706,213                7,293,621        1.62
Thruway Partners, L.P.                                                   13,786,996               15,316,240        3.39
Tosca (k)                                                                 6,258,493                2,396,750        0.53
Tosca Asia (l)                                                            4,100,000                2,251,426        0.50
Tremblant Partners, L.P.                                                  7,683,615                7,193,134        1.59
Trian Partners, L.P.                                                     11,000,000                9,194,852        2.04
Viking Global Equities Fund, L.P.                                         3,600,000                3,989,742        0.88
                                                                       ------------             ------------     ----------
TOTAL LONG AND/OR SHORT EQUITY                                          215,954,968              191,276,407       42.39
                                                                       ------------             ------------     ----------

MULTI-ARBITRAGE
Canyon Value Realization Fund, L.P. (m)                                  12,551,735               11,079,810        2.45
HBK Fund, L.P. (n)                                                        6,206,937                5,440,241        1.21
OZ Domestic Partners, L.P.                                               11,882,178               12,576,729        2.79
Sandelman Partners Multi-Strategy Fund, L.P. (k)                          2,005,263                1,021,109        0.23
Stark Investments, L.P. (o)                                              13,022,119               10,678,072        2.37
SuttonBrook Capital Partners, L.P.                                        9,075,698               11,050,474        2.45
                                                                       ------------             ------------     ----------
TOTAL MULTI-ARBITRAGE                                                    54,743,930               51,846,435       11.50
                                                                       ------------             ------------     ----------

TOTAL INVESTMENTS IN PORTFOLIO FUNDS                                   $419,964,285             $371,644,567       82.33%
                                                                       ------------             ------------     ----------

Other assets, less liabilities                                                                  $ 79,750,268       17.67%
                                                                                                ------------     ----------

MEMBERS' CAPITAL                                                                                $451,394,835      100.00%
                                                                                                ============     ==========



                         The accompanying notes are an integral part of these financial statements

                                                             4

               Columbia Management Multi-Strategy Hedge Fund, LLC
                       Schedule of Investments (continued)
                                 March 31, 2009

The investments in Portfolio Funds shown above, representing 82.33% of Members' Capital, have been fair valued in accordance with procedures established by the Board of Directors.

The Fund's investments on March 31, 2009 are summarized below based on the investment strategy of each specific Portfolio Fund.

                                                              % OF TOTAL
                                                            INVESTMENTS IN
          INVESTMENT STRATEGY                              PORTFOLIO FUNDS
                                                           ---------------
          Long and/or Short Equity                              51.47%
          Distressed                                            24.49
          Multi-Arbitrage                                       13.95
          Event Driven                                          10.09
                                                           ---------------
          TOTAL                                                100.00%
                                                           ===============

(a) The aggregate cost of investments in Portfolio Funds for tax purposes was approximately $437,034,619. Net unrealized depreciation on investments for tax purposes was $65,390,052 consisting of $13,245,201 of gross unrealized appreciation, and $78,635,253 of gross unrealized depreciation.

(b) The Portfolio Fund instituted a recapitalization plan by offering new classes with extended lock-ups. On December 13, 2008 the Fund exchanged its interest in Class R to Class A1, which provides annual liquidity. The next available redemption date will be December 31, 2009.

(c) The Portfolio Fund is liquidating its assets and is in the process of returning capital to its partners. Due to the liquidation, the Portfolio Fund has suspended withdrawals. Cash distributions will be made to the partners on a pro-rata basis as the Portfolio Fund's assets are liquidated.

(d) As a result of significant withdrawal requests for the December 31, 2008 and March 31, 2009 redemption dates, the Portfolio Fund provided the withdrawing investors with the option to receive their withdrawal requests as a distribution-in-kind or as interests in a special purpose vehicle ("SPV"). The Fund submitted a partial redemption request for the March 31, 2009 redemption date and selected to receive its withdrawal proceeds as interests in an SPV. $869,726 (approximately 60% of the Fund's redeeming non-side-pocketed capital) has been transferred from the Portfolio Fund to the SPV as of April 1, 2009, and is included in Redemptions receivable from investments in Portfolio Funds in these financial statements.

(e) The Portfolio Fund transferred all of its assets held in a non-segregated form (securities held in a non-cash account) at Lehman Brothers International (53% of the Portfolio Fund's 9/30/08 NAV) into a reserve account. The funds held in the reserve account are not available for redemption as of the date of this report.

(f) The Portfolio Fund applied an additional 6% reserve holdback on the December 31, 2008 and future withdrawal dates for the investors in the Portfolio Fund as of September 30, 2008 to provide for possible contingent liabilities related to insolvency of Lehman Brothers Holdings and its affiliates.

(g) The Portfolio Fund invoked a restriction (gate) on the December 31, 2008 withdrawals and provided for redemptions up to the gate level of 15% of the Portfolio Fund's net assets through a combination of cash disbursements and an in-kind distribution. The Fund has not submitted any redemption requests to this Portfolio Fund as of the date of this report.




    The accompanying notes are an integral part of these financial statements

               Columbia Management Multi-Strategy Hedge Fund, LLC
                       Schedule of Investments (continued)
                                 March 31, 2009

(h) As a result of significant withdrawal requests for the December 31, 2008 redemption date, the Portfolio Fund transferred approximately 43% of the partners' non-side-pocketed capital into a special liquidating vehicle ("SLV"). Of the $10,100,067 reflected as fair value on the Schedule of Investments, $4,254,331 represents the Fund's investment in the SLV.

(i) The Portfolio Fund has suspended withdrawals until further notice.

(j) The Portfolio Fund created a special purpose vehicle ("SPV") to hold approximately 13% of the net assets for the partners who requested a December 31, 2008 withdrawal, to provide for an orderly liquidation of the SPV assets. The Fund has not submitted a redemption request to this Portfolio Fund as of the date of this report.

(k) As a result of significant withdrawal requests, the Portfolio Fund implemented a reorganization plan in 2008 which included an ongoing class and a liquidation option. The Fund selected the liquidation option. Under the terms of the liquidation option, the Fund receives cash distributions as the Portfolio Fund's assets are liquidated.

(l) As a result of significant withdrawal requests, the Portfolio Fund suspended withdrawals for the December 31, 2008 and March 31, 2009 redemption dates. The Fund submitted a full redemption request to this Portfolio Fund for the December 31, 2008 redemption date. In April 2009, the Portfolio Fund lifted the suspension and announced that May 1, 2009 will be the redemption day for purposes of meeting pending redemption requests. As a result of the suspension lift, the Fund received its full redemption proceeds on May 13, 2009.

(m) The Portfolio Fund has restricted redemption rights by transferring the instruments with an illiquid profile into a side pocket as of December 31, 2008. As of the date of this report, approximately 49% of the Fund's investment in the Portfolio Fund remains in the side pocket.

(n) The Portfolio Fund invoked a restriction (gate) on the June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009 withdrawals and provided for redemptions up to the gate level of 10% of the Portfolio Fund's net assets through cash distributions.

(o) As a result of significant withdrawal requests, the Portfolio Fund created a liquidating trust for the partners who requested a March 31, 2009 withdrawal. The liquidation trust was to provide for an orderly liquidation of its assets. The Fund has not submitted any redemption requests to this Portfolio Fund as of the date of this report.

The Fund's investments in Portfolio Funds may be subject to limitations on redemptions, including the assessment of early redemption fees.






    The accompanying notes are an integral part of these financial statements

                              Columbia Management Multi-Strategy Hedge Fund, LLC
                                           Statement of Operations
                                                March 31, 2009


INVESTMENT INCOME
   Interest income                                                                              $     757,589
   Other income                                                                                        18,273
                                                                                                -------------

      TOTAL INVESTMENT INCOME                                                                         775,862
                                                                                                -------------

EXPENSES
   Management fees                                                                                  4,547,071
   Administration fees                                                                                372,106
   Professional fees                                                                                  279,957
   Insurance fees                                                                                     119,969
   Custodian fees                                                                                      29,908
   Directors fees                                                                                      28,000
   Subadviser out-of-pocket expenses                                                                   25,000
   Registration fees                                                                                   10,920
   Other expenses                                                                                     255,159
                                                                                                -------------

      TOTAL EXPENSES                                                                                5,668,090
                                                                                                -------------

NET INVESTMENT LOSS                                                                                (4,892,228)
                                                                                                -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS IN PORTFOLIO FUNDS AND OPTIONS
   Net realized loss on redemptions from investments in Portfolio Funds and Options                (6,530,850)
   Net increase in unrealized depreciation on investments in Portfolio Funds                      (91,424,410)
                                                                                                -------------

      NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS IN PORTFOLIO FUNDS AND OPTIONS              (97,955,260)
                                                                                                -------------

NET DECREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS                                      $(102,847,488)
                                                                                                ==============






                  The accompanying notes are an integral part of these financial statements

                                                      7

                                        Columbia Management Multi-Strategy Hedge Fund, LLC
                                            Statements of Changes in Members' Capital


                                                                         SPECIAL
                                                                         MEMBERS                MEMBERS                TOTAL
                                                                      -----------------------------------------------------------
Members' Capital, March 31, 2007                                       $        --           $ 177,475,683         $ 177,475,683

Capital contributions                                                           --             128,587,397           128,587,397

Capital withdrawals                                                       (885,542)            (18,523,999)          (19,409,541)

Net increase in Members' Capital derived
  from operations                                                               --               2,797,310             2,797,310

Reallocation of incentive allocation                                       885,542                (885,542)                   --
                                                                      -----------------------------------------------------------

MEMBERS' CAPITAL, MARCH 31, 2008                                                --             289,450,849           289,450,849

Capital contributions                                                           --             288,434,541           288,434,541

Capital withdrawals                                                             --             (23,643,067)          (23,643,067)

Net decrease in Members' Capital resulting
  from operations                                                               --            (102,847,488)         (102,847,488)

Reallocation of incentive allocation                                            --                      --                    --
                                                                      -----------------------------------------------------------

MEMBERS' CAPITAL, MARCH 31, 2009                                       $        --           $ 451,394,835         $ 451,394,835
                                                                      ===========================================================


Capital reallocable to the Special Members had the Members' measurement period for incentive allocation closed on:

              March 31, 2008                  $    --   Measurement period: January 1, 2008 through March 31, 2008

              March 31, 2009                  $ 1,982   Measurement period: January 1, 2009 through March 31, 2009






                            The accompanying notes are an integral part of these financial statements

                                                                8

                            Columbia Management Multi-Strategy Hedge Fund, LLC
                                          Statement of Cash Flows
                                     For the Year Ended March 31, 2009


CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in Members' Capital resulting from operations                                   $(102,847,488)
Adjustments to reconcile net decrease in Members' Capital resulting from operations to net cash used in operating activities:
     Net realized loss on investments in Portfolio Funds and Options                             6,530,850
     Net increase in unrealized depreciation on investments in Portfolio Funds                  91,424,410
     Purchases of Portfolio Funds and Options                                                 (227,055,233)
     Proceeds from redemptions from Portfolio Funds and sales of Options                        52,937,176
(Increase)/Decrease in operating assets:
     Interest receivable                                                                            14,774
     Prepaid insurance                                                                             (11,534)
Increase/(Decrease) in operating liabilities:
     Management fee payable                                                                        135,065
     Professional fees payable                                                                     (30,339)
     Administration fee payable                                                                     20,618
     Subadviser out-of-pocket expenses payable                                                       5,737
     Other liabilities                                                                               7,679
                                                                                             -------------

   NET CASH USED IN OPERATING ACTIVITIES                                                      (178,868,285)
                                                                                             -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                                          258,284,541
Capital withdrawals                                                                            (23,050,168)
Decrease in restricted cash                                                                        825,017
                                                                                             -------------

   NET CASH PROVIDED BY FINANCING ACTIVITIES                                                   236,059,390
                                                                                             -------------

NET INCREASE IN CASH                                                                            57,191,105

Cash at beginning of year                                                                       12,816,037

                                                                                             -------------
CASH AT END OF YEAR                                                                          $  70,007,142
                                                                                             =============






                 The accompanying notes are an integral part of these financial statements

                                                     9

                                   Columbia Management Multi-Strategy Hedge Fund, LLC
                                                  Financial Highlights


The below ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly members' capital. Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period. An individual member's return may vary from these returns based on the timing of capital contributions and withdrawals.


                                                                            YEARS ENDED MARCH 31,
                                                     -------------------------------------------------------------------

Ratios to average Members' capital:                     2009          2008           2007          2006           2005
                                                     ---------     ---------      ---------     ---------      ---------

Net investment loss-prior to incentive
allocation, net of waivers (a)                          (1.11%)       (1.09%)        (1.21%)       (1.19%)        (1.53%)
Incentive allocation                                    (0.00%)(c)    (0.37%)(d)     (0.47%)(e)    (0.55%)(f)     (0.27%)(g)
                                                     ---------     ---------      ---------     ---------      ---------
Net investment loss-net of incentive
allocation, net of waivers (a)                          (1.11%)       (1.46%)        (1.68%)       (1.74%)        (1.80%)
                                                     ---------     ---------      ---------     ---------      ---------

Expenses (a) (b)                                         1.28%         1.36%          1.42%         1.29%          1.55%
Incentive allocation                                     0.00% (c)     0.37% (d)      0.47% (e)     0.55% (f)      0.27% (g)
                                                     ---------     ---------      ---------     ---------      ---------
Total expenses and incentive allocation                  1.28%         1.73%          1.89%         1.84%          1.82%
                                                     =========     =========      =========     =========      =========

Total return-prior to incentive allocation             (18.64%)        2.43%         10.22%         9.94%          4.45%
Incentive allocation                                     0.00% (c)    (0.22%)(d)     (0.49%)(e)    (0.60%)(f)     (0.23%)(g)
                                                     ---------     ---------      ---------     ---------      ---------
Total return-net of incentive allocation               (18.64%)        2.21%          9.73%         9.34%          4.22%

Portfolio turnover rate                                 16.36%        14.01%         17.15%        12.86%          7.56%
                                                     =========     =========      =========     =========      =========

Members' Capital, end of period ($000)               $ 451,395     $ 289,451      $ 177,476     $ 181,042      $ 179,256


(a) Pursuant to an expense deferral agreement, the Adviser requested reimbursement of deferred expenses during the year ended March 31, 2005, and agreed to forego reimbursement of a portion of the deferred expenses in that year.
Reimbursement to the Adviser of deferred expenses is included in the expense ratios for the period in which such reimbursement was requested.
(b) Expenses of the underlying Portfolio Funds are not included in the expense ratios. The Portfolio Funds expense ratios excluding incentive fees range from 1.46% to 14.20% (unaudited). The Portfolio Funds incentive fees can be up to
20% of profits earned (unaudited).
(c) Calculated based on the amount reallocable to the Special Members at December 31, 2008 for the period April 1, 2008 through December 31, 2008 in addition to the amount that would have been allocable to the Special Members for the period
January 1, 2009 to March 31, 2009 had the measurement period for the incentive allocation closed on the date indicated.
(d) Calculated based on the amount reallocable to the Special Members at December 31, 2007 for the period April 1, 2007 through December 31, 2007 in addition to the amount that would have been allocable to the Special Members for the period
January 1, 2008 to March 31, 2008 had the measurement period for the incentive allocation closed on the date indicated.
(e) Calculated based on the amount reallocable to the Special Members at December 31, 2006 for the period April 1, 2006 through December 31, 2006 in addition to the amount that would have been allocable to the Special Members for the period
January 1, 2007 to March 31, 2007 had the measurement period for the incentive allocation closed on the date indicated.
(f) Calculated based on the amount reallocable to the Special Members at December 31, 2005 for the period April 1, 2005 through December 31, 2005 in addition to the amount that would have been allocable to the Special Members for the period
January 1, 2006 to March 31, 2006 had the measurement period for the incentive allocation closed on the date indicated.
(g) Calculated based on the amount reallocable to the Special Members at December 31, 2004 for the period April 1, 2004 through December 31, 2004 in addition to the amount that would have been allocable to the Special Members for the period
January 1, 2005 to March 31, 2005 had the measurement period for the incentive allocation closed on the date indicated.






                 The accompanying notes are an integral part of these financial statements

                                                           10

               Columbia Management Multi-Strategy Hedge Fund, LLC

                          Notes to Financial Statements

                                 March 31, 2009


1.  ORGANIZATION

Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a closed-end management investment company and is operating as a diversified investment company. The Fund has many of the features of a private investment fund. The Fund's interests ("Interests") are offered only in private placements to persons (i) who are both "accredited investors" under the Securities Act of 1933, as amended and "qualified clients" under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and
(ii) who meet other investor eligibility criteria established by the Fund. The primary investment objectives of the Fund are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. The Fund employs a multi-strategy, multi-manager investment strategy premised on the risk control benefits of diversification and the value of a hedged investment approach. The Fund seeks diversification by investing in partnerships and other investment vehicles (the "Portfolio Funds") that (i) pursue non-traditional investment strategies and
(ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Portfolio Funds are managed by selected investment managers ("Investment Managers") who specialize in the chosen strategies. As of March 31, 2009, the Fund invested in 52 Portfolio Funds. There can be no assurance that the investment objective of the Fund will be achieved.

Banc of America Investment Advisors, Inc. (the "Adviser") is the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation ("BAC"). The Adviser has retained Grosvenor Capital Management, L.P. ("Grosvenor" or the "Subadviser") as subadviser to the Fund. The Adviser and the Subadviser have been designated as special members (the "Special Members") of the Fund.

The Subadviser is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, philosophy and strategy described in the Fund's confidential offering memorandum and subject to oversight by the Adviser and the Board of Directors (the "Board") of the Fund.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B.  PORTFOLIO VALUATION

The Fund's investments are valued by the Adviser as of the close of business on the last business day of each month in accordance with policies and procedures approved by the Board. The Fund's investments in Portfolio Funds may be subject to limitations on redemptions, including the assessment of early redemption fees. In addition, market quotations for such interests are not available. As a result, the Fund's investments in Portfolio Funds are valued at fair value, which normally will be the value determined by the Portfolio managers or administrators of the Portfolio Funds, subject to a determination by the Adviser that such value represents the fair value of the investment. Such value of the Fund's interest in a Portfolio Fund generally represents the Fund's proportionate share of the net assets of the Portfolio Fund. The value of the Fund's investments in Portfolio Funds is generally increased by additional contributions to the Portfolio Funds and the Fund's share of net earnings from the Portfolio Funds and decreased by withdrawals and the Fund's share of net losses from the Portfolio Funds. The Fund, the Adviser and the Subadviser rely upon audited and unaudited reports and estimates prepared by or for the Portfolio Fund and any other information that they may receive from the Portfolio Fund, which may be subject to adjustment by the Portfolio Fund or its manager or administrator. The values assigned to the Fund's investments in Portfolio Funds may not represent amounts that would ultimately be realized, as such amounts depend on future circumstances and cannot be determined until the liquidation of the Fund's interest in a Portfolio Fund. The estimated value of the Fund's interests in Portfolio Funds may differ significantly from the value received upon liquidation. The Fund, the Adviser and the Subadviser will not be able to confirm independently the accuracy of the valuations provided by the Portfolio Funds or their managers or administrators.

Portfolio Funds, or their managers or administrator, generally use an independent pricing source to value the funds' securities. Securities with no readily available market value are initially valued at cost, with subsequent adjustments to values, which reflect either meaningful third-party transactions in the private market, or fair value deemed appropriate by the Portfolio Fund or its manager or administrator. In such instances, consideration will be given to the financial condition and operating results of the issuer, the amount that the Portfolio Funds would reasonably expect to realize upon the sale of the securities and other factors deemed relevant by the Portfolio Funds or its manager or administrator.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  PORTFOLIO VALUATION (CONTINUED)

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold all or a portion of these investments separately from the rest of their portfolio. These separate baskets of illiquid securities (the "side pockets") may be subject to restrictions on liquidation that are stricter than the liquidity restrictions applicable to general interests in the Portfolio Fund. If the Fund liquidates its interest from such a Portfolio Fund, it may be required to maintain the side pocket investments for an extended period of time and retain its interests in the Portfolio Fund. In instances, where such a Portfolio Fund closes its operations, the Fund may receive an 'in kind' distribution and fully remove its interests from the Portfolio Fund. The value of the side pockets may fluctuate significantly. As of March 31, 2009, the Fund's investments in side pockets represented 3.19% of the Fund's net assets.

In general, most of the Portfolio Funds in which the Fund invests provide for periodic withdrawals of capital ranging from monthly to bi-annually and, in some cases, have lock up provisions under which the Fund may not withdraw capital for a specified period after the date of its contribution, which may be up to three years. The governing documents of Portfolio Funds generally provide that the Portfolio Fund may suspend, limit or delay the right of its investors, such as the Fund, to withdraw capital.

C.  INVESTMENTS

The Fund's investments are reported at fair value in accordance with SFAS 157, which is defined below. The Board and the Valuation Committee have approved procedures pursuant to which the Fund values its investment in Portfolio Funds subject to the review and supervision of the Board and Valuation Committee. In accordance with these procedures, fair value of investments in the Portfolio Funds takes into consideration all available information and other factors that the Board and Valuation Committee deems pertinent. Generally, the Board and Valuation Committee will use valuations reported to the Fund by the managers of these Portfolio Funds as an input, and the Fund, Board or Valuation Committee may reasonably determine that additional factors should be considered and reflected. The value of the Fund's investments determined using the Fund's procedures may differ from the value reported by the Portfolio Fund. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.  INVESTMENTS (CONTINUED)

In September 2006, the Financial Accounting Financial Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), which provides enhanced guidance for using fair value to measure assets and liabilities. The Fund adopted SFAS No. 157 on April 1, 2008. SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under SFAS 157 are as follows:

    o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
    o Level 2 -- Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
    o Level 3 -- Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Adviser generally uses the value reported by the Portfolio Fund as the primary input to its valuation; however adjustments to the reported value may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity on such interests, and the fair value of the fund's investment portfolio or other assets and liabilities.

An individual fund's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of a fund within the hierarchy is based upon the pricing transparency of that fund and does not necessarily correspond to the Adviser's perceived risk of that fund.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.  INVESTMENTS (CONTINUED)

Substantially all of the Fund's investments in Portfolio Funds have been classified within level 3, and the Fund generally does not hold any investments that could be classified as level 1 or level 2, as observable prices for such investments are typically not available. Assumptions used by the Fund, Board or Valuation Committee due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Fund's results of operations.

The following table sets forth information about the level within the fair value hierarchy at which the Portfolio Fund investments are measured at March 31, 2009:


                                   LEVEL 1        LEVEL 2         LEVEL 3            TOTAL
                                 ----------     ----------     -------------     -------------

Investments in Portfolio Funds   $       --     $       --     $ 371,644,567     $ 371,644,567
                                 ----------     ----------     -------------     -------------

TOTAL                            $       --     $       --     $ 371,644,567     $ 371,644,567
                                 ==========     ==========     =============     =============

In addition to the table above, included in cash and cash equivalents on the Statement of Assets, Liabilities and Members' Capital, are overnight deposits in money market mutual funds and a PNC money market account, which are classified as a Level 1 asset.

The following table includes a roll forward of the amounts for the year ended March 31, 2009 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.


        BEGINNING BALANCE AS OF 3/31/08                   $274,443,252
        Realized gain/(loss)                                (6,431,936)
        Change in unrealized
        appreciation/(depreciation)                         91,424,410)
        Net purchases/sales                                195,057,661
        Net transfers in and/or out of Level 3                      --
                                                          ------------
        ENDING BALANCE AS OF 3/31/09                      $371,644,567
                                                          ============

The unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations. Net unrealized gains (losses) related to Portfolio Funds held by the Fund at March 31, 2009 are ($90,259,144).

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.  SECURITY TRANSACTIONS

Purchases of investments in Portfolio Funds are recorded as of the first day of legal ownership of a Portfolio Fund and sales of Portfolio Funds are recorded as of the last day of legal ownership or participation. Purchases and sales of other securities are accounted for on the trade-date basis. Realized gains and losses are recorded at the time of disposition of the respective investment on an average cost basis.

E.  INCOME RECOGNITION

Investment income and expenses are recorded on the accrual basis. Realized gains and losses are calculated on the average cost basis.

F.  INCOME TAXES

The Fund is treated as a partnership for federal income tax purposes. No federal or state taxes have been provided on profits of the Fund since the members (the "Members") are individually required to report on their own tax return their distributive share of the Fund's taxable income or loss.

Effective April 1, 2007, the Fund adopted the Financial Accounting Standards Board ("FASB") FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. The Fund has evaluated the application of FIN 48 and has determined that it does not have a material impact on the Fund's financial statements. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year ended March 31, 2009. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. Federal tax returns generally remains open for returns covering fiscal years ended on or after March 31, 2005. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G.  CASH

Cash represents cash and cash equivalents held at PFPC Trust Company, the Fund's custodian, and includes overnight deposits in money market mutual funds. At March 31, 2009, a total of $70,007,142 in cash was held at the custodian. Of that amount, $1,417,916 was held in a segregated account related to the holdbacks on Members' withdrawals from the Fund.

H.  FUTURES

The Fund's use of futures is primarily for tactical hedging purposes. Initial margin deposits of cash and securities are made upon entering into futures contracts. The contracts are marked to market monthly and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. The risk exists that losses could exceed amounts disclosed on the schedule of investments or statement of assets and liabilities. For the year ended March 31, 2009, the Fund did not enter into any futures contracts.

I.  OPTIONS CONTRACTS

An option gives the owner the right, but not the obligation, to buy or sell a specified item at a fixed price during a specified period for a nonrefundable fee (the "premium"). The maximum loss to the buyer is limited to the premium originally paid. The premiums paid for the purchase of these options are included in the statement of assets, liabilities and members' capital as an investment and subsequently marked-to-market to reflect the value of the options, with unrealized appreciation and depreciation included in the statement of operations.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I.  OPTIONS CONTRACTS (CONTINUED)

As a writer of options, the Fund receives a premium and bears the risk of unfavorable changes in the prices of the securities or index instruments underlying the options. Premiums received from writing put and call options which have not expired are presented in the liabilities section of the statement of assets, liabilities and members' capital and subsequently adjusted to the current market value of the options written, but not less than zero. If the current market value of an option exceeds the premium received, the excess is recorded as an unrealized loss and, conversely, if the premium exceeds the current market value, the excess, to the extent of premium received, is recorded as an unrealized gain. The risk exists that losses could exceed amounts disclosed on the schedule of investments or statement of assets and liabilities. For the year ended March 31, 2009, the Fund did not purchase or write any options contracts.

3.  MEMBERS' CAPITAL

As of the last day of each calendar month, the Fund allocates net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any capital contributions deemed to be made as of the first day of such period).

Net profits or net losses for a given fiscal period are measured by the net change in the value of the Members' capital of the Fund, including any net change in unrealized appreciation or depreciation of investments, realized income, gains or losses and accrued expenses (including the management fee paid by the Fund) over such fiscal period, before giving effect to any distributions and repurchases of Interests (or portions thereof) by the Fund as of the end of such period and any capital contributions made at the end of such period (such capital contributions being deemed to be made as of the next day).

The Board, from time to time and in its complete and exclusive discretion, may determine to repurchase Interests from Members, including the Adviser, pursuant to written tenders by Members on such terms and conditions as the Board may determine. The Board offered to repurchase Interests from Members at June 30, 2008 and December 31, 2008. The Interests redeemed pursuant to such tenders are shown in the Statements of Changes in Members Capital.

Initial and additional applications for Interests by eligible Members may be accepted at such times as the Adviser may determine. The Fund reserves the right to reject any application for Interest in the Fund. Moneys accepted for investment in the Fund are held in escrow, by PNC Global Investment Servicing, Inc. ("PNC"), formerly known as PFPC, Inc., and deposited in a separate non-interest bearing account pending the next closing date. The moneys in the escrow account are invested in the Fund on that closing date.

               Columbia Management Multi-Strategy Hedge Fund, LLC

3.  MEMBERS' CAPITAL (CONTINUED)

Effective September 1, 2008, Interests of the Fund placed by Banc of America Investment Services, Inc. are subject to a sales load (the "Sales Load") of 1.25% of the investment amount on investments of less than $500,000. The Sales Load is applicable only to investors who make their first investment in the Fund on or after October 1, 2008. The Sales Load may be waived by the Fund for certain types of investors. There was no Sales Load charged for the year ended March 31, 2009.

4.  INVESTMENTS IN PORTFOLIO FUNDS

The agreements related to investments in Portfolio Funds typically provide for compensation to the general partners/managers in the form of management fees up to 3% (per annum) of net assets and performance/incentive fees or allocations of up to 20% of net profits earned. The Portfolio Funds generally provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Most of the Portfolio Funds have the contractual discretion to restrict or temporarily suspend redemptions in certain circumstances. Some Portfolio Funds may charge redemption fees. Such provisions may restrict the Fund's ability to respond to changing market conditions. None of the Portfolio Funds are expected to make distributions (e.g., dividend payments to investors).

For the year ended March 31, 2009, aggregate purchases and sales of Portfolio Funds amounted to $259,517,852 and $64,460,191, respectively.

5.  CAPITAL COMMITMENTS OF THE FUND TO PORTFOLIO FUNDS

As of March 31, 2009, the Fund had an unfunded investment commitment to Blackstone Real Estate Special Situations Fund, LP, in the amount of $1,530,091.

6.  MANAGEMENT FEE

Pursuant to a management agreement between the Fund and Adviser, the Adviser is entitled to a management fee, paid monthly in arrears equal to an annual rate of 1.0% of the Members' ending monthly capital of the Fund before taking into consideration management fees. Pursuant to the terms of a subadvisory agreement between the Adviser and Subadviser, the Adviser pays 45% of the management fee that it receives from the Fund to the Subadviser. The Subadviser is also reimbursed by the Fund for out-of-pocket expenses incurred by the Subadviser related to the Fund, up to an annual limit of $25,000.

               Columbia Management Multi-Strategy Hedge Fund, LLC

7.  INCENTIVE ALLOCATION

An incentive allocation is calculated with respect to each Member on the last business day of a calendar year and upon repurchase of all or any portion of such Investor's Interest (an "Incentive Period"). An Incentive Period for each Member's Interest starts immediately following the preceding Incentive Period and ends on the first to occur of: (i) the next occurring last business day of a calendar year; (ii) the next repurchase of all or any portion of such Member's Interest; (iii) the withdrawal of the Adviser or Subadviser in connection with such party ceasing to serve as Adviser or Subadviser to the Fund; or (iv) the dissolution of the Fund. The aggregate incentive allocation (to the Special Members) for an Incentive Period equals 10% of the amount, if any, in excess of
(a) profit net of losses (after taking into account expenses, including the management fee paid by the Fund) allocated to each Member's capital account for such Incentive Period over (b) the greater of (i) the Member's Hurdle Rate Amount for that Incentive Period and (ii) the balance in the Member's Loss Carryforward as of the end of the prior Incentive Period.

A Member's "Loss Carryforward" for the initial Incentive Period is zero and for each Incentive Period thereafter is equal to the Member's Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Member for the current Incentive Period. The "Hurdle Rate Amount" is the return a Member would receive if its Interest as of the beginning of that Incentive Period (adjusted appropriately for any additional contributions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter and reset on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period. The one-year U.S. Treasury note rates for June 30, 2008, September 30, 2008, December 31, 2008, and March 31, 2009 were 1.664%, 2.344%, 1.7098%, and 0.3441% per annum, respectively. On June 30, 2008 and December 31, 2008 there was no incentive allocation realized. Additional capital of $1,982 would have been reallocable to the Special Members had the Members' measurement period for incentive allocation closed on March 31, 2009.

In the case of a repurchase of only a portion of an Interest other than on the last business day of the calendar year, the Member is treated as having two independent Interests in the Fund, one of which is being repurchased in its entirety. Allocations to the Investor and capital contributions made by the Member during the Incentive Period prior to such repurchase, and the Member's opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, will be allocated between the two Interests in proportion to the portion of the Member's Interest that is repurchased.

               Columbia Management Multi-Strategy Hedge Fund, LLC

8.  ADMINISTRATION AND REGULATORY ADMINISTRATION FEES

PFPC Trust Company (an affiliate of The PNC Financial Services Group) serves as custodian of the Fund's assets and provides custodial services for the Fund. PNC serves as administrator and accounting agent to the Fund and in that capacity provides certain accounting, record keeping, investor related services, and regulatory administrative services. The Fund pays a monthly fee to the custodian and the administrator based primarily upon month-end Members' capital, subject to a monthly minimum fee.

9.  RELATED PARTY TRANSACTIONS

Each Board member who is not an "interested person" of the Fund, as defined by the 1940 Act, (the "Independent Directors"), receives an annual retainer of $6,000 plus a fee of $1,000 for each meeting attended. Any Board member who is an "interested person" does not receive any annual fee or other fees from the Fund. Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

The affiliates of the Adviser may have banking, underwriting, lending, brokerage or other business relationships with the Portfolio Funds in which the Fund invests and with the companies in which the Portfolio Funds invest.

Effective April 1, 2005, the Adviser provides a Chief Compliance Officer to the Fund at no cost to the Fund.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK OR LIQUIDITY RISKS

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. To the extent that the Fund's investment activity is limited to making investments in investment funds via limited partnership interests or limited liability company holdings, the Fund's risk of loss in these investment funds is generally limited to the value of these investments reported by the Fund. To date, the Fund had invested in such limited partnerships, limited liability companies, options and futures contracts.

Because the Fund is a closed-end investment company, its Interests are not redeemable at the option of Members and are not exchangeable for interests of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Interests at the members' capital account value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any tender offer for Interests by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of the

               Columbia Management Multi-Strategy Hedge Fund, LLC

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK OR LIQUIDITY RISKS (CONTINUED)

Fund's outstanding Interests. Because the Fund's investments in Portfolio Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases.

Members whose Interests are accepted for repurchase also bear the risk that the Fund's members' capital may fluctuate significantly between the time that they submit their request for repurchase and the date of the repurchase.

There are a number of other risks to the Fund. Three principal types of risk that can adversely affect the Fund's investment approach are market risk, strategy risk, and manager risk. The Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, illiquidity, lack of diversification, and other risks for the Fund and potentially for each Portfolio Fund.

Some Portfolio Funds have suspended or restricted redemptions, which increases the liquidity risk for the Fund. Liquidity risk is the risk that the Fund will encounter difficulty in meeting obligations associated with financial liabilities. Among other things liquidity could be impaired by an inability to access secured and/or unsecured sources of financing, an inability to sell assets or unforeseen outflows of cash. This situation may arise due to circumstances outside of the Fund's control, such as a general market disruption or an operational problem affecting the Fund or third parties. Also, the ability to sell assets may be impaired if other market participants are seeking to sell similar assets at the same time.

The Fund's investments in Portfolio Funds can be redeemed on a limited basis. As a result, the Fund may not be able to liquidate quickly some of its investments in the Portfolio Funds in order to meet liquidity requirements, or to respond to specific events such as deterioration in the creditworthiness of any Portfolio Fund.

11. CONTINGENCIES AND COMMITMENTS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

12. LITIGATION EVENT

The events described below have not directly impacted the Fund or had any known material adverse effect on its financial position or results of operations.

               Columbia Management Multi-Strategy Hedge Fund, LLC

12. LITIGATION EVENT (CONTINUED)

On February 9, 2005, certain affiliates of the Adviser, including the former investment adviser to the Fund, entered into Assurances of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlements") and consented to the entry of cease-and-desist orders by the Securities and Exchange Commission (the "SEC") (the "SEC Orders") in connection with matters relating to mutual fund trading. Copies of the SEC Orders are available on the SEC website at http://www.sec.gov. Copies of the NYAG Settlements are available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

In connection with the events that resulted in the NYAG Settlements and SEC Orders, various parties filed suit against certain Columbia Funds (including former Nations Funds), the Trustees of the Columbia Funds (including Trustees of the former Nations Funds), FleetBoston Financial Corporation (the former parent of the Adviser) and certain of its affiliated entities and/or Bank of America Corporation and certain of its affiliated entities. More than 300 cases, including those filed against entities unaffiliated with the Columbia Funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities, were transferred to a multi-district proceeding in the Federal District Court in Maryland for consolidated or coordinated pretrial proceedings. The parties have reached settlements with respect to the claims in the actions concerning the Columbia Funds. All such settlements are subject to court approval.

13. SUBSEQUENT EVENTS

Subsequent to March 31, 2009, the Fund received additional capital contributions of $5,225,000.

On March 27, 2009, the Fund announced a tender offer to purchase up to $50,000,000 of outstanding Interests from Members effective June 30, 2009. The offer expired at 12:00 midnight, Eastern Time, on April 23, 2009.

NEW ACCOUNTING PRONOUNCEMENT

FASB Staff Position (FSP) FAS 157-4 "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly", was issued April 9, 2009 effective for interim and annual reporting periods ending after June 15, 2009, which is applied prospectively. FSP FAS 157-4 provides additional guidance in order to estimate fair value when the volume and level of activity for an asset or liability has significantly decreased. FSP FAS 157-4 also identifies conditions to consider when assessing when a transaction is not orderly. FSP 157-4 amends FAS 157 to require entities to disclose additional information regarding the inputs and valuation techniques used to measure fair value and require entities to provide disclosures for major categories of securities in a more disaggregated basis than previously had been required under FAS 157. The
Fund is reviewing the position along with its impact on the financial statements.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                           Fund Governance (unaudited)

The identity of the Directors and executive officers of the Fund and brief biographical information regarding each Director and officer during the past five years is set forth below.



                                                                                            NUMBER OF
                                                                                            FUNDS IN
                                      TERM OF                                               FUND
                         POSITION     OFFICE AND                                            COMPLEX
NAME, ADDRESS AND        HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING          OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
YEAR OF BIRTH            THE FUND     TIME SERVED   THE PAST FIVE YEARS                     DIRECTOR     DIRECTOR

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

Thomas W. Brock          Director     Indefinite    Chief Executive Officer, Stone          2            Liberty All-Star Equity
c/o Columbia                          term;         Harbor Investment Partners                           Fund and Liberty All-Star
Management Multi-                     Director      (investment firm) from April 2006;                   Growth Fund, Inc.
Strategy Hedge Fund,                  since 2004    formerly, Adjunct Professor,                         (registered investment
LLC                                                 Columbia University Graduate                         companies)
One Bryant Park                                     School of Business from September
New York, NY 10036                                  1998 to April 2006; Chairman,
(Born 1947)                                         CEO, Salomon Brothers Asset
                                                    Management, Inc. from 1993 to
                                                    1998).

Alan Brott               Director     Indefinite    Consultant, since October 1991;         2            Stone Harbor Investment
c/o Columbia                          term;         Associate Professor, Columbia                        Funds (registered
Management Multi-                     Director      University Graduate School of                        investment companies)
Strategy Hedge Fund,                  since 2004    Business, since 2000; Formerly,
LLC                                                 Partner with Ernst & Young.
One Bryant Park
New York, NY 10036
(Born 1942)

Thomas G. Yellin         Director     Indefinite    President, The Documentary Group        2            None
c/o Columbia                          term;         since December 2002; Executive
Management Multi-                     Director      Producer, ABC News from August
Strategy Hedge Fund,                  since 2004    1989 to December 2002.
LLC
One Bryant Park
New York, NY 10036
(Born 1954)


The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the SEC website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-786-9977; and (ii) on the SEC website at http://www.sec.gov.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                                                                                             NUMBER OF
                                                                                              FUNDS IN
                                      TERM OF                                                   FUND            OTHER
NAME,                    POSITION     OFFICE AND                                              COMPLEX       DIRECTORSHIPS
ADDRESS,                 HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING          OVERSEEN BY        HELD BY
YEAR OF BIRTH            THE FUND     TIME SERVED   THE PAST FIVE YEARS                       DIRECTOR         DIRECTOR

------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

David R. Bailin          President    1 year term;  Managing Director, Alternative              N/A              N/A
225 High Ridge Road                   President     Investment Solutions, Bank of
Stamford, CT 06905                    since 2007    America, since July 2007; Managing
(Born 1959)                                         Director and Head of Alternative
                                                    Investments, United States Trust
                                                    Company, N.A., from September 2006
                                                    to June 2007; co-founder of
                                                    Martello Investment Management, a
                                                    hedge fund-of-funds specializing
                                                    in trading strategies, from
                                                    February 2002 to September 2006;
                                                    Chief Operating Officer and
                                                    Partner of Violy, Byorum and
                                                    Partners, LLC, an investment
                                                    banking firm focusing on Latin
                                                    America, from January 2000 to
                                                    January 2002.

Steven L. Suss           Treasurer    1 year term;  Managing Director, Alternative              N/A              N/A
225 High Ridge Road      and Senior   Treasurer     Investment Solutions, Bank of
Stamford, CT 06905       Vice         since 2007    America, since July 2007; Director,
(Born 1960)              President                  since April 2007, Senior Vice
                                                    President, since July 2007, and
                                                    President, from April 2007 to June
                                                    2007, of UST Advisers, Inc.;
                                                    Senior Vice President, Alternative
                                                    Investment Division, United States
                                                    Trust Company, N.A., from April
                                                    2007 to June 2007; Chief Financial
                                                    Officer and Chief Compliance
                                                    Officer, Heirloom Capital
                                                    Management, L.P., from May 2002 to
                                                    September 2006; Vice President and
                                                    Chief Financial Officer, Westway
                                                    Capital LLC, from September 1997
                                                    to January 2002.

Marina Belaya            Secretary    1 year term;  Assistant General Counsel, Bank of          N/A              N/A
114 W. 47th Street                    since 2007    America, since July 2007; Vice
New York, NY 10036                                  President and Senior Attorney, United
(Born 1967)                                         States Trust Company, N.A., from
                                                    February 2006 to June 2007; Vice
                                                    President, Corporate Counsel,
                                                    Prudential Financial, from April
                                                    2005 to January 2006; Associate,
                                                    Schulte Roth & Zabel LLP, from
                                                    September 2002 to March 2005.

Robert M. Zakem          Chief        1 year term;  GWIM Risk and Compliance Senior             N/A              N/A
2 World Financial        Compliance   since 2008    Executive, Bank of America Corp.,
Center                   Officer                    since March 2009; Managing Director,
37th Floor                                          Business Risk Management, Merrill
New York, NY 10281                                  Lynch & Co., Inc. from August 2006
(Born 1958)                                         to February 2009; Executive
                                                    Director, Head of Fund Services -
                                                    US, UBS Financial Services, Inc.,
                                                    from December 2004 to July 2006;
                                                    Senior Vice President and General
                                                    Counsel, AIG SunAmerica Asset
                                                    Management Corp., from April 1993
                                                    to November 2004.


The Confidential Offering Memorandum contains additional information about the Board and is available, without charge, upon request, by contacting the Fund toll free at (888) 786-9977.

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Alan Brott is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees
         ----------

         The aggregate fees billed for the fiscal years ended March 31, 2008 and March 31, 2009 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,000 and $70,350, respectively.

     (b) Audit-Related Fees
         ------------------

         The aggregate fees billed for the fiscal years ended March 31, 2008 and March 31, 2009 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph

         (a) of this Item are $5,500 and $5,775, respectively. Audit-related fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

         During the fiscal years ended March 31, 2008 and March 31, 2009, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

     (c) Tax Fees
         --------

         The aggregate fees billed for the fiscal years ended March 31, 2008 and March 31, 2009 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $67,700 and $71,100, respectively.

         During the fiscal years ended March 31, 2008 and March 31, 2009, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

     (d) All Other Fees
         --------------

         The aggregate fees billed for the fiscal years ended March 31, 2008 and March 31, 2009 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
         (c) of this Item are $0 and $0, respectively.

         During the fiscal years ended March 31, 2008 and March 31, 2009, there were no All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for an engagement that relates directly to the operations and financial reporting of the registrant.

  (e)(1) Audit Committee Pre-Approval Policies and Procedures
         ----------------------------------------------------

         The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and permissible non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations or financial reporting of the registrant.

             The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy").
         The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of the registrant (collectively "Fund-related Adviser Services"); and
         (iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

             Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

             The Policy requires the Fund Treasurer or his or her designee to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The
         Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform. The Fund Treasurer or his or her designee must update the fee amounts to the extent necessary at each of the regularly scheduled meetings of the Audit Committee.

  (e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "deminimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2008 and March 31, 2009 was zero.

     (f) Not applicable.

     (g) During the fiscal years ended March 31, 2008 and March 31, 2009, respectively, aggregate non-audit fees of approximately $71.60 Million and $98.80 Million were billed by the registrant's principal accountant to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

     (h) The registrant's audit committee considered whether the provision of non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved is compatible with maintaining the principal accountant's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated to Grosvenor Capital Management, L.P. ("Gosvenor"), the sub-adviser, the responsibility to vote proxies related to portfolio securities.


Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like Grosvenor Capital Management, L.P. ("GROSVENOR") to implement proxy voting policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients. Pursuant to that rule, Grosvenor has adopted Proxy Voting Policies and Procedures (the "Proxy Policies") that have been designed to ensure that Grosvenor votes proxies in the best interests of the various investment management accounts that Grosvenor manages (each, a "GROSVENOR-MANAGED ACCOUNT").


WHEN GROSVENOR IS REQUESTED TO RESPOND TO PROXY REQUESTS


Each Grosvenor-Managed Account is either: (i) a "fund of funds" that invests in underlying investment funds ("Portfolio Funds") but does not invest directly in securities of operating companies, except on a limited basis or (ii) a "feeder" fund that invests in such a "fund of funds."


As a result, the most common scenario in which Grosvenor is requested to respond to proxy requests relating to securities held by one or more Grosvenor-Managed Accounts is where Grosvenor is requested to vote limited partnership interests, limited liability company interests, shares or similar equity interests in Portfolio Funds in which one or more Grosvenor-Managed Accounts invest. In rare cases, Grosvenor is requested to vote on matters relating to investments in operating companies.


For purposes of convenience, each request to vote a security held by a Grosvenor-Managed Account is referred to as a "PROXY REQUEST."


MATERIAL PROPOSALS AND IMMATERIAL PROPOSALS


Grosvenor divides Proxy Requests into two general categories, those relating to "Immaterial Proposals" and those relating to "Material Proposals."

An "IMMATERIAL PROPOSAL" is a proposal that, if adopted, WOULD NOT, in the reasonable judgment of the relevant Grosvenor Compliance Officer, either: (a) be reasonably likely to have a material adverse effect on the relevant Grosvenor-Managed Account(s) (E.G., a proposal to approve a change in the name of a Portfolio Fund, to approve a Portfolio Fund's previous year's audited financial statements, to approve a Portfolio Fund's appointment of independent auditors, to elect new directors of a Portfolio Fund, ETC.); or (b) materially adversely change the terms on which future investments may be made by one or more Grosvenor-Managed Accounts. In other words, a proposal that, if adopted, would change any one or more terms in a manner that is favorable, or not materially adverse, to existing or future investors, is an "Immaterial Proposal."


A "MATERIAL PROPOSAL" is a proposal that is not an Immaterial Proposal (I.E., a Material Proposal is a proposal that, if adopted, WOULD, in the reasonable judgment of such Compliance Officer, either: (a) be reasonably likely to have a material adverse effect on the relevant Grosvenor-Managed Account(s); or (b) materially adversely change the terms on which future investments may be made by one or more Grosvenor-Managed Accounts).

DETERMINING WHAT ACTION SHOULD BE TAKEN WITH RESPECT TO A PROXY REQUEST


It is Grosvenor's policy to ACT on each Proxy Request relating to an Immaterial Proposal, unless Grosvenor's Operations Committee determines otherwise. It is Grosvenor's policy to CONSENT to each Proxy Request relating to an Immaterial Proposal, unless the Primary Investment Principal or a member of the Operations Committee objects to the Immaterial Proposal before the date specified by the relevant Compliance Officer as the last date by which any such objection may be raised.


Except as provided in the following two paragraphs and as discussed below under "MANAGING CONFLICTS OF INTEREST," it is Grosvenor's general policy to ACT on each Proxy Request relating to a Material Proposal in accordance with the recommendation of the Grosvenor employee who has been designated by Grosvenor's Investment Committee as the primary investment principal with respect to the investment manager or securities in question (the "PRIMARY INVESTMENT PRINCIPAL"), as long as such action would be consistent with the investment objective(s), policies and restrictions of the relevant Grosvenor-Managed Accounts.


Grosvenor's Operations Committee, after due consideration, may authorize a favorable action on a Material Proposal even though favorable action on such proposal would not be consistent the investment objective(s), policies and restrictions of the relevant Grosvenor-Managed Accounts, upon such terms and subject to such conditions as the Operations Committee may determine to be appropriate under the circumstances.


Any member of Grosvenor's Investment Committee may object to the recommendation of a Primary Investment Principal in response to a Proxy Request. In the case of any such objection, the matter shall be referred to the Investment Committee, whose decision shall be final and conclusive; provided, however, that the Chief Executive Officer or Grosvenor's Operations Committee may veto any action proposed to be taken by a Primary Investment Principal or by the Investment Committee in response to a Proxy Request.


FACTORS CONSIDERED IN DETERMINING WHAT ACTION SHOULD BE TAKEN IN RESPONSE TO A PROXY REQUEST


Grosvenor expects that Proxy Requests frequently will request Grosvenor to approve measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question ("ADVERSE MEASURES"). For example, it is anticipated that Proxy Requests frequently will request Grosvenor to approve increased fees and/or less favorable liquidity provisions relating to Portfolio Funds in which the Grosvenor-Managed Accounts invest.


Nevertheless, it is expected that a Primary Investment Principal ordinarily will recommend favorable action on Proxy Requests that propose Adverse Measures as long as such Primary Investment Principal reasonably believes, based on the totality of the facts and circumstances, that continuing to hold the relevant security has a reasonable probability of conferring benefits on the relevant Grosvenor-Managed

Account(s) (E.G., continued access to a high-quality investment manager) that outweigh the adverse affect(s) of such Adverse Measure, considered over the anticipated holding period of such security in the hands of the relevant Grosvenor-Managed Account(s).


MANAGING CONFLICTS OF INTEREST


In furtherance of Grosvenor's goal to take action on all Proxy Requests in a manner that best serves the interests of the affected Grosvenor-Managed Accounts, Grosvenor will not implement any decision to respond to a Proxy Request in a particular manner unless and until a Grosvenor Compliance Officer has implemented certain procedures to: (i) identify whether Grosvenor is subject to a conflict of interest in taking action in response to such Proxy Request;
(ii) assess the materiality of such a conflict; and (iii) address a material conflict in a manner designed to serve the best interests of the affected
Grosvenor-Managed Account(s). A conflict of interest ordinarily will be considered material if it can reasonably be argued that Grosvenor (or certain of its related persons) has an incentive or otherwise may be influenced to respond to the Proxy Request in a manner designed to benefit Grosvenor (or any such related person) rather than the affected Grosvenor-Managed Account(s) (even if there is no ostensible detriment to the affected Grosvenor-Managed Account(s) from responding to such request in that manner). (In addition, a conflict of interest may be considered material if it can reasonably be argued that Grosvenor has an incentive or otherwise may be influenced to respond to a Proxy Request in a manner designed to favor one or more Grosvenor-Managed Accounts over one or more other Grosvenor-Managed Accounts.) All materiality determinations are based on an assessment of the particular facts and circumstances.


If the Grosvenor Compliance Officer determines that Grosvenor (or a related person) is subject to a conflict of interest in taking action in response to a Proxy Request but that such conflict is not material, he or she shall issue an instruction to take action in response to such Proxy Request as provided above under "DETERMINING WHAT ACTION SHOULD BE TAKEN WITH RESPECT TO A PROXY REQUEST."


If the Grosvenor Compliance Officer determines that Grosvenor (or a related person) is subject to a material conflict of interest in taking action in response to a Proxy Request, he or she shall, in consultation with such other Grosvenor personnel as he or she determines to be appropriate under the circumstances, determine how to address such conflict. In determining how to address a material conflict of interest, the Compliance Officer may consider the following potential solutions, as well as any other solutions he or she wishes to consider:

         o in the case of a non-discretionary Grosvenor-Managed Account, disclosing the conflict of interest to the appropriate parties;

         o in the case of a discretionary Grosvenor-Managed Account, disclosing the conflict of interest to the participant(s) in such Account and obtaining their consent (in accordance with the governing documents of such Account) to act on the Proxy Request in accordance with the decision reached by Grosvenor with respect to such Proxy Request; and

         o   in  the  case  of  any  Grosvenor-Managed   Account,   engaging  an
             independent  third  party to  recommend  a  response  to the  Proxy
             Request.

In cases where the Compliance Officer determines that Grosvenor (or a related person) is subject to a conflict of interest in responding to a Proxy Request and that such conflict is material, he or she shall not issue an instruction to take action in response to such Proxy Request in accordance with the decision reached by Grosvenor, or communicate the decision reached by Grosvenor to a non-discretionary Grosvenor-Managed Account, without first determining that such action is in the best interests of the affected Grosvenor-Managed Account(s).



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

GROSVENOR CAPITAL MANAGEMENT, L.P. ("GROSVENOR")

         MANAGEMENT. The Fund's assets are managed pursuant to a Sub-Advisory Agreement by Grosvenor Capital Management, L.P. ("Grosvenor"). Grosvenor maintains an Investment Committee that is responsible for, among other things:

         o determining the investment objectives and constraints for each investment fund or account that is managed or advised by Grosvenor (each, a "Grosvenor-Managed Account"). In the case of the Fund, these investment objectives and constraints are subject to approval by the Fund's Board of Directors.

         o identifying, evaluating and approving (or disapproving) the investment strategies in which the Grosvenor-Managed Accounts, including the Fund, may invest.

         o identifying, evaluating and approving (or disapproving) third-party investment management firms ("Investment Managers") that employ investment strategies that have been approved by the Investment Committee.

         o   monitoring investment strategies and Investment Managers.

         Grosvenor's Chief Executive Officer is responsible for assigning one or more senior level investment professionals (each, an "Investment Principal") to each Grosvenor-Managed Account, including the Fund, whose function is to construct a portfolio for such Grosvenor-Managed Account by using investment strategies and Investment Managers that have been approved by the Investment Committee (subject to the investment objectives and constraints of such Grosvenor-Managed Account).

         Grosvenor's Investment Committee is currently comprised of David B. Small, David S. Richter, and Brian A. Wolf. Michael J. Sacks, Grosvenor's Chief Executive Officer, is not a member of the Investment Committee, but has veto power over the decisions of the Investment Committee and approves the allocations to Investment Managers by the Grosvenor-Managed Accounts.

         The Investment Committee has assigned David B. Small, David S. Richter and Brian A. Wolf as the Investment Principals for the Fund.

MICHAEL J. SACKS, MANAGING DIRECTOR, CHIEF EXECUTIVE OFFICER
Mr. Sacks, born 1962, joined Grosvenor in 1990 and, for the past 5+ years, has served as Grosvenor's Chief Executive Officer. In addition to his management responsibilities, Mr. Sacks is a non-voting member of Grosvenor's Investment Committee with a formal veto right over the committee's operations. From 1988 through 1990, Mr. Sacks was associated with Harris Associates, L.P. Mr. Sacks received a B.A. in Economics from Tulane University in 1984 and two degrees from Northwestern University in 1988: an M.B.A. from the J.L. Kellogg Graduate School of Management and a J.D. from the School of Law. He is a member of the Illinois Bar.

DAVID B. SMALL, MANAGING DIRECTOR, CHAIRMAN OF THE INVESTMENT COMMITTEE
Mr. Small, born 1956, joined Grosvenor in 1994 and, since January 1, 2005, has served as Chairman of Grosvenor's Investment Committee. He shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. Prior to joining Grosvenor, Mr. Small was a consultant to Grosvenor and the founder and, from 1987 through 1993, Chief Executive Officer and Chief Financial Engineer of David Bruce & Co., a software firm specializing in the development of risk management systems for derivatives trading firms. From 1979 to 1982, Mr. Small was associated with Philadelphia Insurance Research Group. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1978 and an M.B.A. in Finance/Econometrics from the University of Chicago's Graduate School of Business in 1985.

BRIAN A. WOLF, MANAGING DIRECTOR, INVESTMENTS
Mr. Wolf, born 1970, joined Grosvenor in 1995. Mr. Wolf became a formal member of Grosvenor's Investment Committee on January 1, 2005 and shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. From 1993 to 1995, he was an analyst and trader for M&M Financial, a Chicago-based money management firm. He received a B.S. SUMMA CUM LAUDE in Finance from Bradley University in 1992 and an M.B.A. MAGNA CUM LAUDE from the University of Notre Dame in 1993. Mr. Wolf is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. Wolf is the author of a chapter on hedged equity funds contained in Kenneth S. Phillips and Ronald J. Surz. eds., HEDGE FUNDS: DEFINITIVE STRATEGIES AND TECHNIQUES (New York: John Wiley & Sons, Inc., 2003).

DAVID S. RICHTER, MANAGING DIRECTOR, INVESTMENTS
Mr. Richter, born 1961, has been associated with Grosvenor since 1994 and joined Grosvenor on a full-time basis in 2003. Mr. Richter became a formal member of Grosvenor's Investment Committee on January 1, 2005 and shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. From 1994 to 2003, he was the founder and Managing Partner of a Chicago-based U.S. long-short equity hedge fund. Previously, Mr. Richter was a vice-president of JMB Realty Corporation from 1988 to 1994 in the corporate acquisitions group. Prior to 1988, Mr. Richter was a manager of KPMG Peat Marwick. Mr. Richter graduated with a B.S. degree SUMMA CUM LAUDE in Accounting from the University of Illinois in 1983. Mr. Richter is a Certified Public Accountant and received a national Elijah Watt Sells award from the American Institute of Certified Public Accountants for his scores on the Uniform CPA Examination.

         OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Investment Committee as of March 31, 2009:


                                                                               NUMBER OF
                                                                            ACCOUNTS MANAGED       ASSETS MANAGED FOR
                                       NUMBER OF                           FOR WHICH ADVISORY      WHICH ADVISORY FEE
                                       ACCOUNTS         TOTAL ASSETS       FEE IS PERFORMANCE-       IS PERFORMANCE-
TYPE OF ACCOUNT                       MANAGED(1)           MANAGED               BASED(2)                BASED(3)
----------------------------------    ----------       -------------       -------------------     ------------------

DAVID B. SMALL
Registered Investment Companies             1          $451 million               1                 $451 million
Other pooled investment vehicles           33          $17.5 billion             21                 $5.0 billion
Other accounts                              1          $565 million               0                 N/A


BRIAN A. WOLF
Registered Investment Companies             1          $451 million               1                 $451 million
Other pooled investment vehicles           40          $19.2 billion             21                 $5.0 billion
Other accounts                              1          $565 million               0                 N/A

DAVID S. RICHTER
Registered Investment Companies             1          $451 million               1                 $451 million
Other pooled investment vehicles           43          $19.4 billion             22                 $4.3 billion
Other accounts                              1          $565 million               0                 N/A

MICHAEL J. SACKS
Registered Investment Companies             0          N/A                       N/A                N/A
Other pooled investment vehicles            5          $5.5 billion              10                 $2.5 billion
Other accounts                              0          N/A                       N/A                N/A

(1) For purposes of this column, "master-feeder" structures, which may include multiple "feeder" funds, are counted as one account.
(2) For purposes of this column, "feeders" into a "master fund" are counted as individual accounts where they have performance-based fees.
(3) Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.

         COMPENSATION STRUCTURE. Mr. Sacks and the members of the Investment Committee each receive a fixed base salary as well as an annual bonus based upon the success of the firm. In addition, each holds an equity participation, which entitles him to distributions. Compensation is not based upon the performance or net asset value of the Fund or any of the other accounts managed by the Investment Committee.

         OWNERSHIP BY PORTFOLIO MANAGERS. As of March 31, 2009, none of the individuals at Grosvenor responsible for the day-to-day investment management of the Fund owns any interests in the Fund.

         CONFLICTS OF INTEREST. Grosvenor is subject to significant conflicts of interest in managing the business and affairs of the Fund and the other Grosvenor-Managed Accounts and in making investment decisions for them. Such conflicts could affect Grosvenor's objectivity and the performance of the Grosvenor-Managed Accounts, including the Fund. Grosvenor has fiduciary duties to the Grosvenor-Managed Accounts to act in good faith and with fairness in all its dealings with them, and will take such duties into account in dealing with all actual and potential conflicts of interest.

         Grosvenor and its related persons will not devote their full business time to the business and affairs of the Fund or to the Grosvenor-Managed Accounts in general. Grosvenor and its related persons are free to engage in any other business or act as investment adviser to or investment manager of additional Grosvenor-Managed Accounts, whether or not having investment objectives similar to those of the Fund or other then-existing Grosvenor-Managed Accounts, on terms (including terms relating to fees and liquidity) that are the same as or different from those available to investors/participants in the Fund or other then-existing Grosvenor-Managed Accounts. Nothing in the governing documents of the Fund or any Grosvenor-Managed Account limits or restricts the right of Grosvenor and its related persons to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         Grosvenor and its related persons are currently involved in, and may in the future become involved in, other business ventures, including: (i) investing in, entering into fee-, revenue- or profit sharing agreements with, operating and/or managing other investment management or investment advisory firms; and
(ii) managing and/or administering investment funds and accounts in addition to existing Grosvenor- Managed Accounts. The Grosvenor-Managed Accounts will not share in the risks or rewards of such other ventures. Further, such other ventures will both compete with the Grosvenor-Managed Accounts for the time and attention of Grosvenor and its related persons and potentially create additional conflicts of interest or raise other special considerations. Grosvenor and its related persons, in investing and trading for accounts (including their proprietary accounts) other than the Fund, may make use of information obtained by them in the course of investing for the Fund. Grosvenor and its related persons will have no obligation to compensate the Fund in any respect for their receipt of such information or to account to the Fund for any profits earned from their use of such information.

         Grosvenor's personnel may discuss investment ideas with portfolio managers at firms other than Grosvenor. Such discussions may be mutually beneficial, but may under certain circumstances benefit third-parties with information developed in connection with operating the Fund or other Grosvenor-Managed Accounts (and for which the Fund or other Grosvenor-Managed Accounts have paid to develop). It is also possible that such discussions could ultimately prove to be detrimental to the Fund or other Grosvenor-Managed Accounts, although Grosvenor considers that possibility to be unlikely.

         Grosvenor and its related persons currently manage or advise numerous Grosvenor-Managed Accounts in addition to the Fund, and expect to manage or advise additional Grosvenor-Managed Accounts in the future. Certain of the Grosvenor-Managed Accounts have or will have investment objectives that are identical or substantially similar to those of the Fund. It is not anticipated, however, that the Fund and other Grosvenor-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

         o different investment decisions made by the different Grosvenor portfolio managers assigned to the different Grosvenor-Managed Accounts;

         o regulatory and/or tax restrictions that apply to certain Grosvenor-Managed Accounts but not to others;

         o investment constraints imposed by the Investment Managers of Portfolio Funds on certain Grosvenor-Managed Accounts but not on others;

         o the availability of particular Portfolio Funds for investment by Grosvenor-Managed Accounts at certain times but not at others;

         o different risk/return characteristics (notwithstanding that such Grosvenor-Managed Accounts generally have similar investment objectives);

         o client-imposed portfolio management restrictions and/or other client instructions; and

         o the amount of cash available for investment by different Grosvenor-Managed Accounts at certain times.

         As a result of factors such as these, the Fund may have a different investment portfolio (and, as a result, different performance results) from other Grosvenor-Managed Accounts even though the Fund and such other Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

         The Fund and other Grosvenor-Managed Accounts may be managed by different Grosvenor portfolio managers even though the Fund and such other Grosvenor-Managed Accounts have identical or substantially similar investment objectives. Grosvenor's portfolio managers are authorized to invest the assets of the Grosvenor-Managed Accounts for which they have investment responsibility in a wide range of underlying Portfolio Funds. As a result, it is expected that the Fund and other Grosvenor-Managed Accounts will have different investment portfolios resulting from different investment decisions made by their respective Grosvenor portfolio managers, even if they have identical or substantially similar investment objectives. Further, the factors described above are likely to result in different portfolios for Grosvenor-Managed Accounts that are managed by the same Grosvenor portfolio managers, even though such Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

         Regulatory and/or tax restrictions may prohibit the Fund from participating in investment opportunities that are available to one or more other Grosvenor-Managed Accounts. Similarly, the Investment Managers of the
Portfolio Funds in which the Fund wishes to invest may impose investment restrictions on the Fund but not on other Grosvenor-Managed Accounts. Such restrictions could render the Fund ineligible to invest, in whole or in part, in a Portfolio Fund in which one or more other Grosvenor-Managed Accounts are free to invest, to the possible detriment of the Fund.

         Grosvenor, its related persons and one or more Grosvenor-Managed Accounts may place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by one or more other Grosvenor-Managed Accounts, including the Fund. Without limiting the generality of the foregoing, Grosvenor, its related persons and one or more Grosvenor-Managed Accounts may invest in, or withdraw investments from, a Portfolio Fund in which the Fund and/or one or more other Grosvenor-Managed Accounts are invested, from which they are withdrawing their investments or in which they are not invested.

         In certain instances, Grosvenor may be required to allocate limited investment opportunities in Portfolio Funds among Grosvenor, its related persons, the Fund and other Grosvenor-Managed Accounts. Grosvenor has developed policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to all Grosvenor-Managed Accounts.

         Grosvenor, its related persons and one or more Grosvenor-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Fund and/or one or more other Grosvenor-Managed Accounts may do so on terms (including terms relating to fees and liquidity) that are more advantageous than those applicable to the investments made by the Fund and/or such other Grosvenor-Managed Account(s) with such Investment Manager. To the extent that Grosvenor or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Fund and/or one or more other Grosvenor-Managed Accounts invest with such Investment Manager, Grosvenor and its related persons may have an incentive to maintain or increase the investment by the Fund and such other Grosvenor-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of Grosvenor and its related persons.

         Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Portfolio Funds (including Non-Advised Funds, as described below), at times when investments in such Portfolio Funds are not appropriate for the Fund or other Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Portfolio Funds for the Grosvenor-Managed Accounts, that such a Portfolio Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor and its related persons will not be required to restructure the terms on which they invest in such Portfolio Fund in order to make investments in such Portfolio Fund available to the Fund if, for regulatory or other reasons, the Fund is (or, in Grosvenor's reasonable determination, may be) precluded from investing in such Portfolio Fund in the absence of such restructuring.

         Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in certain investment funds that are administered, but not advised, by Grosvenor (the "NON-ADVISED Funds") and from which they receive administrative or similar fees. In many cases, such investments may be made at times when investments in the Non-Advised Funds are not appropriate for Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Portfolio Funds for the Grosvenor-Managed Accounts, that such a Non-Advised Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor may cause the Fund and/or one or more other Grosvenor-Managed Accounts to invest in such Non-Advised Fund even though Grosvenor continues to receive administrative or similar fees from such Non-Advised Fund. Moreover, Grosvenor will not be required to reduce, eliminate or restructure the administrative or similar fees it receives from such Non-Advised Fund in order to make investments in such Non-Advised Fund available to the Fund if, for regulatory or other reasons, the Fund is (or, in Grosvenor's reasonable determination, may be) precluded from investing in such Non-Advised Fund in the absence of such fee reduction, elimination or restructuring.

         A Grosvenor portfolio manager might have an incentive to favor one or more Grosvenor-Managed Accounts over the Fund (for example, with regard to the selection of Portfolio Funds for those Grosvenor-Managed Accounts or the allocation of investment opportunities in Portfolio Funds that have limited investment capacity), because the "favored" Grosvenor-Managed Accounts might pay Grosvenor more for its services than the Fund or other Grosvenor-Managed Accounts that invest in the Fund. Similarly, a Grosvenor portfolio manager may have an incentive to favor one or more Grosvenor-Managed Accounts over the Fund if such portfolio manager has a personal investment in such "favored" Grosvenor-Managed Accounts. No assurance can be given that (i) the Fund will participate in all investment opportunities in which other client or proprietary accounts of Grosvenor and its related persons participate, (ii) particular investment opportunities allocated to client or proprietary accounts of Grosvenor and its related persons other than the Fund will not outperform investment opportunities allocated to the Fund, or (iii) the Fund, on the one hand, and other similarly-situated client and proprietary accounts of Grosvenor and its related persons, on the other hand, will receive equal or similar treatment.

         Grosvenor is entitled to receive a portion of the Fund's incentive allocation. The ability to receive incentive allocations in connection with managing the Fund rewards Grosvenor for continuing increases in the value of the assets of the Fund without directly penalizing it for losses, creating an incentive for it to invest and reinvest the assets of the Fund in a manner that is riskier or more speculative than would otherwise be the case.

         Grosvenor may from time to time receive, from Investment Managers of the Portfolio Funds in which the Fund or other Grosvenor-Managed Accounts invest, information that is not generally known to other investors in such Portfolio Funds. In these cases, legal or regulatory constraints could prevent Grosvenor from acting in the manner in which it otherwise would act on behalf of the Fund or another Grosvenor-Managed Account.

         Different participants in the same Grosvenor-Managed Account (including the Fund), as well as certain other persons (including persons who may have a direct or indirect interest in Grosvenor and persons who were previously, but who are not currently, associated with Grosvenor), receive reporting packages from Grosvenor that differ in form, substance, level of detail, timing and/or frequency. In particular, certain reporting packages may include information relating to Portfolio Funds in which the Grosvenor-Managed Accounts, including the Fund, invest (or in which they are contemplating an investment). Grosvenor ordinarily does not place restrictions on a recipient's use of such information, and a recipient could use such information to invest directly in or withdraw or redeem from Portfolio Funds in which the Grosvenor-Managed Accounts, including the Fund, invest (or in which they are contemplating an investment), potentially in competition with the Grosvenor-Managed Accounts, including the Fund.

         Certain of the Portfolio Funds in which the Fund invests may hold notes or other securities issued from time to time by Grosvenor, and Grosvenor may be aware that such Portfolio Funds do so. Grosvenor does not believe, however, that either of the foregoing circumstances will in any respect influence Grosvenor's selection of Portfolio Funds.

         The Investment Managers are likely to be subject to many of the same types of conflict of interest to which Grosvenor is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Portfolio Funds. Neither the Fund nor the Fund will share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Portfolio Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

         The Investment Managers have responsibility for investing the funds allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Portfolio Funds in which the Fund invests. In investing on behalf of other clients, as well as the Portfolio Funds in which the Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Portfolio Funds in which the Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager's strategy.

         In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Portfolio Funds. They will have no obligation to compensate the Portfolio Funds in any respect for their receipt of such information or to account to any such Portfolio Fund for any profits earned from their use of such information.

         The Investment Managers and their principals, in managing investment accounts other than the Portfolio Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Portfolio Funds. Therefore, the results of the Fund's investments in such Portfolio Funds may differ from the results of other accounts managed by such Investment Managers.

         The Investment Managers value the illiquid, longer-term investments held by their Portfolio Funds in a variety of different ways, and have considerable discretion in doing so. The Investment Managers have a conflict of interest in arriving at such valuations, which affect both the performance of their Portfolio Funds and the advisory compensation received by the Investment Managers.

         The Investment Managers have a conflict of interest in allocating capital to longer-term and/or illiquid investments. While such positions may hold significant profit potential (and, therefore, the potential to generate substantial incentive compensation), they can create material valuation and illiquidity risks for investors. In addition, performance fees may be calculated separately in respect of certain longer-term and/or illiquid investments irrespective of the overall performance of a Portfolio Fund.

         The Investment Managers select the brokers and dealers that execute transactions for their respective Portfolio Funds and negotiate the related brokerage commissions and other transaction costs. In selecting brokers and dealers and/or in negotiating commissions and other compensation, Investment Managers (subject to their overall duty to obtain "best execution" of all transactions for the Portfolio Funds they manage) have authority to and may consider the full range and quality of the services and products provided by various brokers and dealers and do not necessarily select brokers and dealers that charge the lowest transaction costs. An Investment Manager may cause a Portfolio Fund to pay transaction costs to a broker or dealer even though such Investment Manager and/or clients of such Investment Manager other than such Portfolio Fund are the exclusive beneficiaries of non-execution related products and services provided by such broker or dealer.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.


     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

     (a)(3)   Not applicable.

     (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Columbia Management Multi-Strategy Hedge Fund, LLC
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ David R. Bailin
                         -------------------------------------------------------
                           David R. Bailin, President
                           (principal executive officer)

Date                       June 10, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ David R. Bailin
                         -------------------------------------------------------
                           David R. Bailin, President
                           (principal executive officer)

Date                       June 10, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Steven L. Suss
                         -------------------------------------------------------
                           Steven L. Suss, Treasurer and Senior Vice President (principal financial officer)

Date                       June 10, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.